UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported December 9, 2016

iStar Inc.

(Exact name of registrant as specified in its charter)

Maryland	1-15371	95-6881527
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1114 Avenue of the Americas, 39th Floor New York, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 930-9400

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03	Amendment to Articles of Incorporation By-Laws Change in Fiscal Year.

On December 9, 2016, iStar Inc. filed Articles of Restatement pursuant to the Maryland General Corporation Law to restate its charter as currently in effect.  The purpose of the restatement is to streamline the charter by eliminating provisions of the charter and articles supplementary relating to previously issued classes and series of capital stock that have since been redeemed or otherwise cancelled.  No changes were made to the charter affecting currently outstanding shares of common or preferred stock or shares reserved for issuance.

This summary of the Articles of Restatement is qualified in its entirety by reference to the Articles of Restatement filed as Exhibit 3.1 hereto and incorporated herein by reference.

ITEM 9.01	Financial Statements and Exhibits.

Exhibit 3.1                         Articles of Restatement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

iSTAR INC.

Date: December 15, 2016	By:	/s/ Geoffrey G. Jervis
Geoffrey G. Jervis
Chief Financial Officer and Chief Operating Officer

EXHIBIT INDEX

Exhibit Number	Description
3.1	Articles of Restatement.